Exhibit 10.9

Party A (the Lessor): Beijing Guochuan Borui Technology Co., Ltd.

Legal representative: Chen Pengyun

Tel.: 153 0009 9820

Address: China Foreign Language Mansion at No. 89, West 3rd Ring North Road, Haidian District, Beijing

Party B (the Lessee): Beijing Luji Technology Co., Ltd.

Legal representative: Tian Xiangyang

Tel.: 130 3112 1536

Address: Times Fortune Plaza, Fengtai District, Beijing

Pursuant to Contract Law of the People’s Republic of China and relevant laws and regulations, the following house lease contract (hereinafter referred to as “this Contract”) is made and entered into by and between Party A and Party B via equal negotiation, whereby both parties hereto agree to abide by all terms and conditions set forth below.

I. Property Leased:

1. The property that Party B will lease (hereinafter referred to as “this Premise”) is located at Room 058, 3/F, No. 89, West 3rd Ring North Road, Haidian District, Beijing with a total building area of 220 m2.

2. Prior to the signature of this Contract, Party B has investigated this Premise on site, confirmed the area, current status, auxiliary facilities and equipment of this Premise and agrees to lease this Premise.

II. Purpose of Lease:

Party B can use this Premise for office only and cannot run business in violation of national laws and regulations or change its purpose at will.

III. Term of Lease:

1. Term of lease prescribed in this Contract: 1 year, from January 18, 2021 to January 17, 2024. If Party A fails to deliver this Premise to Party B within the aforesaid time limit, then the term of lease will be calculated since the actual date of delivery.

2. Renewal: Party B has the priority to lease this Premise continuously once the term of lease prescribed in this Contract expires. In case of deciding to renew this Contract, Party B shall bring forth a written application to Party A 60 working days prior to the expiration of term of lease. Upon Party A’s consent, both parties hereto shall sign a written agreement.

3. If the term of lease expires or this Contract is cancelled, Party A has the rights to take back this Premise from Party B and both parties shall make settlement on the fees that they shall bear respectively.

IV. Rent, Property Fees and Other Expenses

1. Rent: RMB 5.2/m2/day; the monthly rent: RMB 34,797.00 (say: RMB THIRTY FOUR THOUSAND SEVEN HUNDRED NINETY SEVEN Only; the price is tax inclusive);

1

2. Property fees: RMB 1.1/m2/day; the monthly property fees: RMB 7,361.00 (say: RMB SEVEN THOUSAND THREE HUNDRED SIXTY ONE Only; the price is tax inclusive).

3. Within five working days upon the signature of this Contract, Party B shall pay Party A deposit which is equivalent to the rent of two months, i.e., RMB 69,594.00 (say: RMB SIXTY NINE THOUSAND FIVE HUNDRED NINETY FOUR Only) as well as the rent for Q1, i.e., RMB 104,391.00 (say: RMB ONE HUNDRED FOUR THOUSAND THREE HUNDRED NINETY ONE Only) and Q1 property fees, i.e., RMB 22,083.00 (say: RMB TWENTY TWO THOUSAND EIGHTY THREE Only), all of which are RMB 126,474.00 (say: RMB ONE HUNDRED TWENTY SIX THOUSAND FOUR HUNDRED SEVENTY FOUR Only). Party A agrees to offer a rent-free period of half month for Party B. Party B shall pay a total of RMB 109,075.00 (say: RMB ONE HUNDRED NINE THOUSAND SEVENTY FIVE Only) to Party B in Q1.

4. Mode of payment: Party B shall pay rent and property fees on a quarterly basis via cheque, cash or remittance. Party B shall pay the rent and property fees of this Premise in next quarter on the first 10 working days of each quarter.

Opening bank: Bank of Communications Beijing West 3rd Ring Branch

Account name: Beijing Guochuan Borui Technology Co., Ltd.

Account No.: 1100 6130 7018 8000 3674 3

5. Party A shall, within 15 working days upon receiving Party B’s rent, issue ordinary VAT invoice to Party B. Party A shall also issue the deposit receipt to Party B upon receiving the deposit from Party B.

6. (1), (3), (5), (6) and (7) of the fees below are borne by Party A while (2) and (4) are borne by Party B during the whole term of lease. Details: (1) Water fees; (2) Electricity fees; (3) Heat supply fees; (4) Property management fees; (5) Sanitation fees; (6) Network fees (WiFi); (7) Air conditioning and fresh air fees.

V. Deposit

1. Party B shall pay Party A deposit of RMB 69,594.00 (say: RMB SIXTY NINE THOUSAND FIVE HUNDRED NINETY FOUR Only) after both parties sign this Contract.

2. Refunding of deposit: Party A shall refund the deposit to Party B (no interest paid) after the expiration of term of lease once Party B finishes handling the surrender formalities, moves all the belongings out of this Premise and submits Party A the deposit receipt, if Party A confirms through acceptance that Party B does not damage this Premise, has no any fees owed and does not go against the contractual obligations. Party A has the rights not to refund the deposit if this Contract is terminated in advance or cancelled by Party B’s noncompliance.

VI. Party A’s Rights and Obligations

1. Repair, maintain and manage the public equipment and facilities, and the shared parts of this Premise, maintain the public order and offer assistance for safety prevention;

2. Supervise if Party B follows the Clients’ Manual of China Foreign Language Mansion, Fire Safety Agreement and the property management systems in the daily management work;

3. Charge rent from Party B as per Article 4 hereof;

4. Party B shall not sublease this Premise to a third party without Party A’s written consent;

2

5. Assist Party B in handling the corresponding industrial and commercial registration formalities actively without charging any fees;

6. Ensure this Premise is not involved in any dispute, mortgage or ownership transfer and will not be subject to right claimed by any third party.

VII. Party B’s Rights and Obligations

1. Pay rent and property fees of this Premise in full on schedule;

2. Use this Premise and the shared part within the term of lease (it does not need to pay any fees for using the shared part);

3. Compensate the loss arising out of the facilities and equipment damaged by its improper use or artificial damage in this Premise and recover them to the original status; the above ceases to apply for the partition decoration made for the purpose of meeting the office demands;

4. Take charge of fire management, safety prevention, etc. of this Premise and bear the responsibilities for safety accident ascribed to its negligence or improper management;

5. Move its belongings out of this Premise once the term of lease expires or this Contract is cancelled in advance; otherwise, Party A is entitled to dispose Party B’s articles but all the fees arising therefrom shall be borne by Party B;

6. Do not deal with any illegal activities within this Premise;

7. Notify Party A, in time, of repairing the faults happened to this Premise and auxiliary facilities, within the term of lease. If the damage becomes more serious due to Party B’s cause or Party B’s failure in notifying Party A in time, the maintenance fees for the expanded part shall be borne by Party B.

VIII. Change, Termination and Cancellation of This Contract

1. Both parties hereto can terminate, change or cancel this Contract via negotiation.

2. Party A can terminate this Contract unilaterally and take back this Premise, if Party B involves any one of the following cases:

① Party B subleases, sublets or transfers this Premise arbitrarily;

② Party B deals with illegal activities inside this Premise, impairing the public interests;

③ Party B delays in paying rent and property fees for at least 15 days with no just cause;

④ Party B changes the structure of this Premise without Party A’s written consent.

3. If both parties cannot perform this Contract any longer due to force majeure such as national construction demands, both parties hereto can change or cancel this Contract via negotiation.

4. This Contract will become null and void naturally after the expiration of term of lease.

IX. Violation Liabilities

1. In case of failing to pay Party A rent in due time, Party B shall pay Party A liquidated damages which are 0.3% of the total payables for each day overdue. If Party B delays in paying Party A rent for at least 15 days, Party A is entitled to terminate this Contract, take back this Premise, ask Party B to pay the fees owed and liquidated damages arising therefrom and will not refund the rent for the rest term of lease.

3

2. Party B is seen as a breach of this Contract if subleasing this Premise to a third party without Party A’s written consent. In such case, Party A is entitled to terminate this Contract unilaterally, take back this Premise and will not refund the rent for the rest term of lease.

3. Where Party B goes against the property management systems, Party A or the property management company of this Premise is entitled to stop Party B’s illegal behaviors and ask it to make rectification, recover the damaged part to the original status and compensate the loss within a time limit; Party B shall also bear all the legal liabilities arising therefrom.

4. If Party A terminate this Contract unilaterally with no just cause or Party B moves out of this Premise due to Party A’s cause within the term of lease, Party A shall pay Party B liquidated damages which are 10% of the total contract price and refund Party B the rent for the rest term of lease and deposit.

5. If either party refuses to perform the contractual obligations stated herein or violates the contents of the terms, causing any loss to the counterparty or the prior termination of this Contract, the default party shall bear the observant party’s entire economic losses and legal responsibilities.

6. Party A is seen as a breach of this Contract, if a third party claims right against Party B or hinders Party B from using this Premise. In such case, Party B is entitled to terminate this Contract, and Party A shall pay Party B liquidated damages which are 10% of the total contract price.

7. Party A shall assist Party B in dealing with company registration. If Party A refuses to offer assistance within three working days after receiving Party B’s written notice, Party A is seen as a breach of this Contract. Party B can charge liquidated damages which are RMB 100 for each day overdue from Party A. If Party A fails to offer assistance for more than five working days overdue, Party B is entitled to terminate this Contract and ask Party A to pay liquidated damages which are 10% of the total contract price. If the liquidated damages cannot compensate Party B’s loss, Party B can ask Party A for further compensation.

8. If the observant party files a lawsuit against the default party, all the relevant fees arising therefrom, such as legal fare, attorney fees and preservation fees, shall be borne by the default party.

X. Dispute Resolution

Any dispute arising out of the performance of this Contract shall be solved by both parties via negotiation. If, however, negotiation fails, both parties agree to apply to Beijing Arbitration Commission for arbitration.

XI. Miscellaneous

1. In case that Party B decorates and renovates the region leased within the rent-free period, it shall submit the decoration and renovation data at the request of China Foreign Language Mansion. Region leased by Party B: Room 803, 8/F, Block A (see Appendix 1 for the specific region division).

2. Either party shall not change or modify this Contract without reaching written consent with the counterparty.

3. This Contract is executed in quadruplicate with each party holding two, all of which have the same legal effect. This Contract comes into effect once signed by both parties’ legal representatives or authorized agents and stamped with their respective official seal or special seal for contract.

(No text hereunder)

4

Party A (seal):

Legal representative or authorized agent (signature):

Party B (seal):

Legal representative or authorized agent (signature):

Date of signature: January 18, 2021

5